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                                                                    EXHIBIT 10.4


                     CORPORATE OVERHEAD ALLOCATION AGREEMENT


                                   dated as of

                                      among


                                 (PTK Companies)

                                        A

                                       and

                                        B


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         CORPORATE OVERHEAD ALLOCATION AGREEMENT ("Agreement") dated as of
January 1, 1996 among [PTK Companies] B and A

         WHEREAS, (collectively the "PTK Companies") are currently engaged in the construction, development, operation and management of cable communications systems in different cities/areas within the Republic of Poland;

         WHEREAS, (collectively the "PTK Companies") are either affiliates or majority owned subsidiaries of B , a majority owned subsidiary of A ;

         WHEREAS, each of the PTK Companies has engaged B or A or their affiliates to perform certain services on a non-exclusive basis relating to the construction, development, operation and management assistance of cable television facilities through individual Service Agreements with A or B ;

         WHEREAS, one or more of the PTK Companies are performing certain other services in Poland for the benefit of some or all of the PTK Companies; and

         WHEREAS, the parties need to clarify certain aspects of the Service Agreement and the allocation of other such shared costs;

         NOW, THEREFORE, in consideration of the premises and mutual promises and covenants hereinafter set forth, the parties agree with each other as follows:


                                    ARTICLE 1
                                   THE PARTIES

         Section 1.1 Names of the Parties.

         The parties to this Agreement are B ; and A, and any future affiliates that may become a party to this agreement.

         Section 1.2 Description of the Parties.

         (a)      (i)       [PTK Company] is a ______________________ formed
under the Polish Commercial Code of Poland with a principal office at ________________________________.

                  (ii)      [PTK Company] is a ______________________ formed
under the Polish Commercial Code of Poland with a principal office at ________________________________.

                  (iii)  [PTK Company] is a ______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.


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                  (iv)      [PTK Company] is a _______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.

                  (v)       [PTK Company] is a _______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.

                  (vi)      [PTK Company] is a _______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.

             (vii)          [PTK Company] is a _______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.

            (viii)          [PTK Company] is a _______________________ formed
under the Polish Commercial Code of Poland with a principal office at _______________________________.

         The companies set forth in (i) to (viii) above are collectively referred to as the "PTK Companies", or individually as a "PTK Company". Any entities which are formed or acquired by any of the parties to this agreement subsequent to the execution of this Agreement may become a party to this Agreement by execution of a separate letter or agreement to be bound by the terms contain herein.

         (b)       A  is a ______________________.  It is referred to below
as " A ".


         (c)       B  is a ______________________.  It is referred to below
as " B ".



                                    ARTICLE 2
                                   THE SYSTEMS

         Section 2.1  The Systems.

         The PTK Companies have been authorized to construct, own and operate cable television systems in the Republic of Poland. The cable systems are referred to as the "Systems".

         Section 2.2 The Business of the PTK Companies.

         The existing business of the PTK Companies is to construct, acquire, own and operate cable television systems, to service areas in the Republic of Poland. The business of the PTK Companies includes the construction, development and promotion of the Systems

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in various cities in the Republic of Poland, the purchase of equipment, supplies, and other goods and materials for the Systems, the operation and maintenance of the Systems and managing personnel needed to carry out its business goals and objectives and all other functions relating to the successful operation of a cable television system.


                                    ARTICLE 3
                                      COSTS

         Section 3.1 Services and Costs of A and/or B .

         (a)      Hartford Costs:   A  shall (or may cause  B  or affiliates,
in its sole discretion) provide services on behalf of, and at the request of, the PTK Companies under the Service Agreements and management related services and overhead costs as otherwise requested by the PTK Companies. The costs associated with such services are called "Hartford Costs".

         (b)      Allocation of Hartford Costs

         (i) Those Hartford Costs that can be clearly and directly attributed to or for the benefit of specific PTK Companies shall be allocated and charged only to those particular PTK Companies.

         (ii) Those Hartford Costs that are not clearly and directly attributed to or for the benefit of specific PTK Companies shall be allocated equally among each of the PTK Companies, provided on Schedule A, as such schedule shall be amended from time to time by A in its sole discretion.

         (iii) A and/or B shall determine the allocations in 3.1(b)(i) and (ii) above as described on Schedule A, and the PTK Companies agree to be bound by such allocations.

         (c) Billing: The PTK Companies shall be invoiced on a quarterly basis in arrears, and the PTK Companies shall each agree to make payment to the designated party on a timely basis in accordance with the terms of the invoice.


         3.2  Services and Costs of PTK - Warsaw

         (a) Poland Corporate Overhead Costs: At times certain PTK Company(ies) shall perform certain services and maintain certain equipment and materials which benefit all or some of the PTK Companies. Such services and expenses include costs associated with maintaining a central office in Warsaw (including but not limited to office equipment and telephone); legal expenses; expenses relating to governmental relationships and approvals; programming services; accounting; MIS services; and certain

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personnel whose duties clearly benefit more than just the PTK Company(ies)
performing the services and those incurring the costs. These costs are called the "Poland Corporate Overhead Costs".

         (b)      Allocation of Poland Corporate Overhead Costs:
                  The Poland Corporate Overhead Costs shall be calculated and allocated as follows:

                  (i) On a quarterly basis, each of the PTK Companies shall submit to A or B (as designated by A ) a statement of any Poland Corporate Overhead Costs it has incurred. Such statement shall describe the nature and dates of the Poland Corporate Overhead Costs and the PTK Company(ies) on whose behalf such costs were incurred.

                  (ii) A or B shall review the statement to determine the appropriate Poland Corporate Overhead Costs to be allocated among the PTK Companies.

                  (iii) A or B shall invoice the PTK Companies for their equal pro rata share as set forth in Schedule A (based upon the number of PTK Companies) of the Poland Corporate Overhead Costs, collect the net amounts due and owing and reimburse the PTK Companies pursuant to the appropriate allocation.

         (c) Billing: The PTK Companies shall be invoiced on a quarterly basis in arrears, and the PTK Companies shall each agree to make payment to the designated party on a timely basis in accordance with the terms of the invoice.

         (d) Resolution of Disputes: If any PTK Company has a dispute regarding any Poland Corporate Overhead Costs allocated to it or due it under this Agreement, it shall notify A in writing within fifteen (15) business days after receipt of such invoice.

                  The parties shall then use their best efforts to resolve such disputes. If no settlement is reached within thirty (30) days, parties hereby agree to submit to arbitration under Section 5.4 of this Agreement.

         Section 3.3  Consent

         (a)      The parties to this agreement understand that
consummated a loan with          The parties agree and consent that
no allocation of Poland Corporate Overhead Costs to shall exceed its equal pro rata share, as set forth on Schedule A attached, unless and until OPIC has consented in writing to such allocation. [NOW VOID]


                                    ARTICLE 4
                              TERM AND TERMINATION

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         Section 4.1  Term

         This Agreement shall commence on _____________________ and shall remain in effect until __________________. This Agreement shall automatically renew for successive one (1) year periods unless written notice is given at least thirty
(30) days prior to the end of the Term and sent by A or B to one or more of the PTK Companies or by one or more of the PTK Companies to A and B , such termination to be effective on the last day of the then existing term. If any of the PTK Companies terminates this Agreement, the termination shall be effective only for the specific PTK Company giving notice of termination.


         Section 4.2  Termination

         Notwithstanding the provisions of 4.1 above, at any time during this Agreement, any party may terminate this Agreement by giving 30 days prior written notice. If any of the PTK Companies terminates this Agreement, the termination shall be effective as to only those PTK Companies giving notice of termination.

         Upon termination of the Agreement by any of the PTK Companies for any reason, any costs incurred after termination subject to this Agreement shall be reallocated pursuant to the provisions of this Agreement.


                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS


         Section 5.1  Governing Law

         This Agreement shall be governed in accordance with the laws of the State of Connecticut.


         Section 5.2  Binding Effect

         This Agreement shall be binding on and inure to the parties' successors and assigns.

         Section 5.3  Notices

         Notices given under this Agreement shall be valid only if in writing and properly mailed. A notice shall be properly mailed only if delivered by overnight courier, with signature required, or if mailed by certified or registered mailed, if postage is prepaid, and if the notice is properly addressed. A notice to a party shall be properly addressed only if addressed to the address of the party

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set forth in Section 1.2 or to any other address the party may designate by giving notice to the other parties.

         Section 5.4  Disputes

         Any dispute arising under this Agreement shall be resolved by arbitration by a board of three arbitrators, one to be designated by the PTK Company(ies) involved in the dispute, one to be designated by A or B , and the third to be designated by the first two arbitrators. The board of arbitrators shall adopt procedures for the arbitration and, for this purpose, may adopt some or all of the rules and regulations of the American Arbitration Association. The cost of any arbitration shall be borne equally by the parties. The decision of the board shall be final and unappealable.

         To signify their agreement to the foregoing, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

[PTK Companies]



By:
   ------------------------------

Its:
    -----------------------------

 A


By:
   ------------------------------

Its:
    -----------------------------


 B


By:
   ------------------------------

Its:
    -----------------------------





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                                   Schedule A






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                                        A






                                      Date








Re:      Corporate Overhead Allocation Agreement dated as of January 1,
         1996


Gentlemen:

This letter is in reference to a certain Corporate Overhead Allocation Agreement ("1996 Corporate Overhead Allocation Agreement") dated as of January 1, 1996 among (collectively the "PTK Companies"), A , and B .

Unless otherwise defined herein, all capitalized terms have the same meaning as defined in the 1996 Corporate Overhead Allocation Agreement.

Effective                  , C is entering into a Service Agreement with A and
B . In connection with that agreement, C agrees to become a party to the 1996 Corporate Overhead Allocation Agreement as a PTK Company and to abide by all the terms and conditions as stated herein.

Effective               , Schedule A of the 1996 Corporate Overhead Allocation
Agreement shall be replaced with the Schedule A attached to this letter, evidencing C participation as a PTK Company. A shall be responsible for distributing revised Schedule A to the remaining PTK Companies.



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To signify C understanding and acceptance of the terms as stated herein, please sign in the space indicated below.

                                            Very truly yours,

                                             A



                                            By:
                                               -------------------------------

                                            Its:
                                                ------------------------------



Acknowledged & Accepted:

 C


By:
   -----------------------------------

Its:
    ----------------------------------



 B


By:
   -----------------------------------

Its:
    ----------------------------------



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                              Revised - Schedule A